Exhibit 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter ended July 25, 2002 (the "Report") by New Dragon Asia Corp., each of the undersigned hereby certifies that:

1.     The  Report  complies  in  all material respects with the requirements of section  13(a)  or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the operations of Registrant.


                                              /s/  Willie  Lai
                                              --------------------------------
                                              Chief  Executive  Officer